UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2021

Flame Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40111	85-3514078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street, Suite 3300 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 579-6106
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	FLME.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FLME	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FLME.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01Entry into a Material Definitive Agreement.

On March 1, 2021, Flame Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 28,750,000 units (the “Units”), including 3,875,000 Units sold pursuant to the full exercise of the underwriters’ option to purchase additional Units to cover over-allotments. Each Unit consists of one share of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), of the Company and one-half of one redeemable warrant of the Company (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one whole share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $287,500,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-252805) (the “Registration Statement”):

•

An Underwriting Agreement, dated February 24, 2021, among Cowen and Company, LLC (“Cowen”), Intrepid Partners, LLC (“Intrepid”) and Needham & Company, LLC and the Company, attached hereto as Exhibit 1.1.

•	A Business Combination Marketing Agreement, dated February 24, 2021, among the Company, Cowen and Intrepid, attached hereto as Exhibit 1.2.

•	A Warrant Agreement, dated February 24, 2021, between the Company and American Stock Transfer & Trust Company, LLC (“AST”), as warrant agent, attached hereto as Exhibit 4.1.

•

A Letter Agreement, dated February 24, 2021, among the Company, Flame Acquisition Sponsor LLC, FL Co-Investment LLC, Intrepid Financial Partners, L.L.C. and certain security holders named therein, attached hereto as Exhibit 10.1.

•	An Investment Management Trust Agreement, dated February 24, 2021, between the Company and AST, as trustee, attached hereto as Exhibit 10.2.

•

A Registration Rights Agreement, dated February 24, 2021, among the Company, Flame Acquisition Sponsor LLC, FL Co-Investment LLC, Intrepid Financial Partners, L.L.C. and certain security holders named therein, attached hereto as Exhibit 10.3.

•	A Private Placement Warrants Purchase Agreement, dated February 24, 2021, between the Company and Flame Acquisition Sponsor LLC, attached hereto as Exhibit 10.4.

•	A Private Placement Warrants Purchase Agreement, dated February 24, 2021, between the Company and FL Co-Investment LLC, attached hereto as Exhibit 10.5.

•	A Private Placement Warrants Purchase Agreement, dated February 24, 2021, between the Company and Intrepid Financial Partners, L.L.C., attached hereto as Exhibit 10.6.

•	Private Placement Warrants Purchase Agreements, dated February 24, 2021, between the Company and certain individuals, attached hereto as Exhibits 10.7-10.11.

•	Indemnity Agreements, each dated February 24, 2021, between the Company and each of its officers and directors, attached hereto as Exhibits 10.12-10.16.

Item 3.02.Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 7,750,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant (the “Private Placement”), to the Sponsor, FLC, IFP and certain individuals (together, the “Initial Investors”), generating gross proceeds to the Company of $7,750,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Initial Investors have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. So long as the Private Placement Warrants are held by the Initial Investors or their permitted transferees, the Private Placement Warrants will not be redeemable for cash by the Company and will be exercisable on a cashless basis. The issuances of the Private Placement Warrants were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03.Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 26, 2021, the Company filed its Amended and Restated Certificate of Incorporation in the State of Delaware. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01.Other Events.

A total of $287,500,000, comprised of $281,750,000 of the proceeds from the IPO, including $10,062,500 of the underwriter’s marketing fee pursuant to the Business Combination Marketing Agreement, and $5,750,000 of the proceeds from the Private Placement, were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by AST, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its franchise and income taxes and expenses relating to the administration of the trust account, the proceeds from the IPO and the Private Placement held in the trust account will not be released until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (i) to modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (ii) with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity, and (c) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

On February 24, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On March 1, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated February 24, 2021, among the Company and Cowen and Company, LLC and Intrepid Partners, LLC, as representatives of the several underwriters.

1.2	Business Combination Marketing Agreement, dated February 24, 2021, among the Company, Cowen and Company, LLC and Intrepid Partners, LLC.

3.1	Amended and Restated Certificate of Incorporation, dated February 24, 2021.

4.1	Warrant Agreement, dated February 24, 2021, between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent.

10.1

Letter Agreement, dated February 24, 2021, among the Company, Flame Acquisition Sponsor LLC (“Sponsor”), FL Co-Investment LLC (“FLC”), Intrepid Financial Partners, L.L.C. (“IFP”) and certain security holders named therein.

10.2	Investment Management Trust Agreement, dated February 24, 2021, between the Company and American Stock Transfer & Trust Company, LLC, as trustee.

10.3	Registration Rights Agreement, dated February 24, 2021, among the Company, Sponsor, FLC, IFP and certain security holders named therein.

10.4	Private Placement Warrants Purchase Agreement, dated February 24, 2021, between the Company and Sponsor.

10.5	Private Placement Warrants Purchase Agreement, dated February 24, 2021, between the Company and FLC.

10.6	Private Placement Warrants Purchase Agreement, dated February 24, 2021, between the Company and IFP.

10.7	Private Placement Warrants Purchase Agreement, dated February 24, 2021, between the Company and Gregory D. Patrinely.

10.8	Private Placement Warrants Purchase Agreement, dated February 24, 2021, between the Company and Michael E. Dillard.

10.9	Private Placement Warrants Purchase Agreement, dated February 24, 2021, between the Company and Gregory P. Pipkin.

10.10	Private Placement Warrants Purchase Agreement, dated February 24, 2021, between the Company and Christopher B. Sarofim.

10.11	Private Placement Warrants Purchase Agreement, dated February 24, 2021, between the Company and Caldwell Flores.

10.12	Indemnity Agreement, dated February 24, 2021, between the Company and James C. Flores.

10.13	Indemnity Agreement, dated February 24, 2021, between the Company and Gregory D. Patrinely.

10.14	Indemnity Agreement, dated February 24, 2021, between the Company and Michael E. Dillard.

10.15	Indemnity Agreement, dated February 24, 2021, between the Company and Gregory P. Pipkin.

10.16	Indemnity Agreement, dated February 24, 2021, between the Company and Christopher B. Sarofim.

99.1	Press Release, dated February 24, 2021.

99.2	Press Release, dated March 1, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flame Acquisition Corp.

Date: March 2, 2021	By:	/s/ Gregory D. Patrinely
	Name:	Gregory D. Patrinely
	Title:	Chief Financial Officer and Secretary